UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 28, 2023
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
______________________

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

On November 28, 2023, Open Text Corporation (“OpenText” or the “Company”) entered into a Purchase Agreement (the “Agreement”) with Rocket Software, Inc. (the “Buyer”), pursuant to which OpenText has agreed to divest, directly and indirectly through certain subsidiaries, its Application Modernization and Connectivity business (the “Business”) and the Buyer has agreed to purchase the same and generally assume all liabilities related to the Business, subject to certain exceptions (such transactions collectively, the “Transaction”), for an all-cash purchase price of US$2.275 billion, before taxes, fees and other adjustments. Under the terms of the Agreement, the software, associated services and approximately 750 employees of the Business will be integrated into the Buyer.

The Transaction is expected to close (the “Closing”) in OpenText’s fourth fiscal quarter ending June 30, 2024, subject to customary closing conditions and regulatory approvals, including the clearance and expiration of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Closing is not subject to any financing condition.
The Agreement contains customary representations, warranties and covenants for a transaction of this type, including a covenant providing for each of the parties to use reasonable efforts to cause the Transaction to be consummated. Subject to certain limitations, the Company and the Buyer have also agreed to indemnify each other for certain liabilities that have been specifically allocated between the parties. Between the execution of the Agreement and the Closing, OpenText and the Buyer will also enter into a Transition Services Agreement, pursuant to which OpenText and its affiliates will provide support for a period of up to 24 months from the Closing to the Buyer in connection with the Business.
The foregoing summary of the Agreement is subject to, and qualified in its entirety by, the text of the Agreement, which will be filed as Exhibit 10.1 hereto and incorporated herein by reference. The Agreement is being filed solely to provide investors and security holders with information regarding their respective terms. The Agreement is not intended to be a source of financial, business or operational information about the Business, OpenText, the Buyer or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreement are made only for purposes of the applicable agreement and are made as of specific dates; are solely for the benefit of the parties; are in specific cases subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and are subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Business, OpenText, the Buyer or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01.    Regulation FD.

On November 28, 2023, OpenText issued a press release announcing the Transaction. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K contain forward-looking statements or information (forward-looking statements) within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Exchange Act, Section 27A of the Securities Act and other applicable securities laws of the United States and Canada, and is subject to the safe harbors created by those provisions. All statements other than statements of historical facts are statements that could be deemed forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “could,” “would,” “might,” “will” and variations of these words or similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements, and are based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Projected financial information with respect to the

Company and the Business, as well as statements about OpenText regarding the market size of its business and benefits to customers thereof; details of the Transaction including timing thereof; the benefits of the Transaction, including reinforcing and expanding OpenText’s focus on Cloud and artificial intelligence, resulting predictable growth, increasing focus on Cloud growth opportunities, strengthening of balance sheet, accelerated de-lever plan and increased future capital flexibility, including potential future share buybacks; growth prospects of Information Management; Cloud and annual recurring revenue growth; creating value for shareholders; use of proceeds from the Transaction; the complementary nature of the businesses; intention to collaborate to protect customer investments and expand offerings; projected financial information; and other matters, constitutes forward-looking statements and should not be relied upon as being necessarily indicative of future results and is for illustrative purposes only. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Future share buybacks are also subject to the final determination and discretion of the Board of Directors, as well as regulatory approvals. Forward-looking statements involve known and unknown risks and uncertainties such as those relating to: receipt of regulatory approvals and achievement of customary closing conditions for the Transaction; all statements regarding the expected future financial position, results of operations, cash flows, dividends, future share buybacks, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, including any anticipated synergy benefits; our ability to successfully divest the business and complete the Transaction, including incurring unanticipated costs, delays or difficulties; and our ability to develop, protect and maintain our intellectual property and proprietary technology and to operate without infringing on the proprietary rights of others. We rely on a combination of copyright, patent, trademark and trade secret laws, non-disclosure agreements and other contractual provisions to establish and maintain our proprietary rights, which are important to our success. From time to time, we may also enforce our intellectual property rights through litigation in line with our strategic and business objectives. The actual results that OpenText achieves may differ materially from any forward-looking statements.

For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Further, readers should note that we may announce information using our website, press releases, securities law filings, public conference calls, webcasts and the social media channels identified on the Investors section of our website (https://investors.opentext.com). Such social media channels may include the Company's or our CEO's blog, X, formerly known as Twitter, account or LinkedIn account. The information posted through such channels may be material. Accordingly, readers should monitor such channels in addition to our other forms of communication. Information included on or accessible through any such channels is not incorporated by reference in or otherwise included as a part of this filing.

Item  9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

10.1*	Purchase Agreement dated November 28, 2023, by and between the Company and the Buyer
99.1	Press Release dated November 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* To be filed by amendment to this Form 8-K. The schedules to the Purchase Agreement will be omitted from the filing pursuant to Item 601(b)(2)(ii) of Regulation S-K. The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

November 28, 2023	By:	/s/ Michael F. Acedo
Michael F. Acedo Executive Vice-President, Chief Legal Officer & Corporate Secretary